Exhibit 99.1

FOR IMMEDIATE RELEASE

F.N.B. Corporation Enhances Greater Cleveland Presence with

Acquisition of PVF Capital Corp.

HERMITAGE, PA and SOLON, OH, Feb. 19, 2013 — F.N.B. Corporation (NYSE: FNB) and PVF Capital Corp. (NASDAQ: PVFC) jointly announce the signing of a definitive merger agreement pursuant to which F.N.B. Corporation will acquire PVF Capital Corp., the Solon-based holding company and parent of Park View Federal Savings Bank, in an all stock transaction valued at approximately $3.98 per share, or $106.4 million in the aggregate using the 20-day trailing stock price of F.N.B. Corporation as of Friday, February 15, 2013.

The acquisition of PVF Capital Corp. will provide F.N.B. Corporation with an additional $782 million in total assets, $634 million in total deposits, $600 million in gross loans and 16 banking offices in the Greater Cleveland, Ohio area. As a result of the transaction, F.N.B. Corporation will expand its Cleveland presence and have a top fifteen deposit market share in the Cleveland, Ohio metropolitan statistical area.

Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, shareholders of PVF Capital Corp. will be entitled to receive 0.3405 shares of F.N.B. Corporation common stock for each common share of PVF Capital Corp. The exchange ratio is fixed and the transaction is expected to qualify as a tax-free exchange for shareholders of PVF Capital Corp.

“We are excited to expand our presence in the Cleveland market. Cleveland’s close proximity to FNB’s existing footprint and the opportunities the market offers make this transaction very attractive,” said Vincent J. Delie, Jr., President and Chief Executive Officer of F.N.B. Corporation. “With the addition of Park View, we believe we have significantly enhanced our ability to pursue commercial and consumer prospects in the greater Cleveland market and are looking forward to building our new partnership.”

“We are extremely pleased to join the FNB team,” said Robert J. King, Jr., President and Chief Executive Officer of PVF Capital Corp. “This transaction delivers significant value to our shareholders, customers and employees. FNB has a reputation for offering a diverse product set, serving its local communities and delivering attractive shareholder returns.”

F.N.B. Corporation expects the merger to be immediately accretive to earnings per share (excluding one-time costs). Additionally, the transaction is expected to be accretive to F.N.B. Corporation’s tangible book value per share with a strong internal rate of return.

F.N.B. Corporation and PVF Capital Corp. expect to complete the transaction in the third quarter of 2013, after satisfaction of customary closing conditions, including regulatory approvals and the approval of the shareholders of PVF Capital Corp.

Keefe, Bruyette & Woods, Inc. acted as financial advisor to F.N.B. Corporation, and Sandler O’Neill + Partners, L.P. acted as financial advisor to PVF Capital Corp. and rendered a fairness opinion to the Board of Directors of PVF Capital Corp. in conjunction with this transaction. Reed Smith LLP served as legal counsel to F.N.B. Corporation and Vorys, Sater, Seymour and Pease LLP served as legal counsel to PVF Capital Corp.

An investor presentation will be available through the “Shareholder and Investor Relations” section of F.N.B.’s web site at www.fnbcorporation.com.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other relevant documents relating to the merger.

SHAREHOLDERS OF PVF CAPITAL CORP. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and PVF Capital Corp. have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317, and free copies of the documents PVF Capital Corp. has filed with the SEC by contacting Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, OH 44139, telephone: (440) 248-7171.

F.N.B. Corporation and PVF Capital Corp. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from PVF Capital Corp. shareholders in connection with the proposed merger. Information concerning such participants’ ownership of PVF Capital Corp. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

About F.N.B. Corporation

F.N.B. Corporation, headquartered in Hermitage, PA, is a diversified financial services company with total assets of $12.0 billion. F.N.B. Corporation is a leading provider of commercial and retail banking, leasing, wealth management, insurance, merchant banking and consumer finance services in Pennsylvania, Ohio and West Virginia, where it owns and operates First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, LLC, F.N.B. Investment Advisors, Inc., First National Insurance Agency, LLC, F.N.B. Capital Corporation, LLC, Regency Finance Company and F.N.B. Commercial Leasing. It also operates consumer finance offices in Kentucky and Tennessee.

About PVF Capital Corp.

Park View Federal is a wholly-owned subsidiary of PVF Capital Corp. and operates 16 full-service offices located throughout the Greater Cleveland area. PVF Capital Corp.’s common shares trade on the NASDAQ Capital Market under the symbol PVFC.

Forward-looking Statements

This joint press release of F.N.B. Corporation and PVF Capital Corp. contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and PVF Capital Corp. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B. Corporation and PVF Capital Corp. reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by PVF Capital Corp. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the F.N.B. Corporation and PVF Capital Corp. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. Corporation products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B. Corporation and PVF Capital Corp. undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release.

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Analyst/Institutional Investor Contact:

F.N.B. Corporation

Cynthia Christopher 724-983-3429

724-815-3926 (cell)

christoc@fnb-corp.com

Media Contact:

F.N.B. Corporation

Jennifer Reel 724-983-4856

724-699-6389 (cell)

reel@fnb-corp.com